UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 5, 2019

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices)

(301) 417-4364

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the 2010 Incentive Stock Plan

On September 5, 2019, the stockholders of Synthetic Biologics, Inc. (the “Company”) approved an amendment to the Company’s 2010 Stock Incentive Plan (the “Plan”) to increase the total number of shares of stock that the Company has the authority to issue under the Plan by 3,000,000 from a total of 1,000,000 to 4,000,000. The amendment to the Plan became effective upon such stockholder approval (see Item 5.07 below). A description of the Plan is set forth in the Company’s definitive proxy statement, dated July 15, 2019 (the “Proxy Statement”), for its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), in the section captioned “PROPOSAL 3. APPROVAL OF AN AMENDMENT TO OUR 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN BY 3,000,000,” which is incorporated herein by reference and qualified in its entirety by reference to a copy of the Plan (as amended) attached to the Proxy Statement as Appendix A.

Item 5.07. - Submission of Matters to a Vote of Security Holders.

On September 5, 2019, the Company held its Annual Meeting, at which a quorum was present. At the Annual Meeting, stockholders of record as of the close of business on July 9, 2019 voted on the following proposals and cast their votes as described below. These matters are described in detail in the Proxy Statement.

The number of votes cast for and against and if applicable, the number of withheld/abstentions and broker non-votes with respect to each matter voted upon, are set forth below.

Proposal 1 — Election of Directors.

The stockholders elected the following four individuals as directors, to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
Jeffrey J. Kraws	3,043,158	457,193	10,373,454
Steven A. Shallcross	3,089,502	410,849	10,373,454
Scott L. Tarriff	3,015,836	484,515	10,373,454
Jeffrey Wolf	2,970,759	529,592	10,373,454

Proposal 2 — Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,057,135	634,829	181,841	0

Proposal 3 - Approval of an amendment to our 2010 Stock Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the Plan by 3,000,000 shares of common stock.

The stockholders approved the amendment to the Company’s 2010 Stock Incentive Plan based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,867,751	1,607,967	24,633	10,373,454

Proposal 4 – Approval, on an advisory basis, the compensation of our named executive officers.

The stockholders approved a resolution, on an advisory basis, regarding the Company’s executive compensation based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,063,867	1,419,475	17,009	10,373,454

Proposal 5 – Recommendation, on an advisory basis, a three year frequency for holding an advisory vote on executive compensation.

The stockholders selected “three years” as the frequency of the advisory vote on executive compensation. Taking into consideration the votes of the stockholders set forth below, the Company’s Board of Directors determined that an advisory vote on executive compensation will be held every three years until the next advisory vote on the frequency of future stockholder advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,414,855	247,763	1,694,191	143,542	10,373,454

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Synthetic Biologics, Inc. 2010 Stock Incentive Plan, as amended (incorporated by reference to Appendix A to the Definitive Proxy Statement filed with the Securities and Exchange Commission on July 15, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2019

SYNTHETIC BIOLOGICS, INC.

By:	/s/ Steven Shallcross
Name:	Steven Shallcross
Title:	Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Synthetic Biologics, Inc. 2010 Stock Incentive Plan, as amended (incorporated by reference to Appendix A to the Definitive Proxy Statement filed with the Securities and Exchange Commission on July 15, 2019).